                                            EXHIBIT 99.17

====================================================================================================
                                 OFFICE OF THE UNITED STATES TRUSTEE
====================================================================================================
In re:                                                    Chapter 11 Trustee Operating Report
Performance Asset Management Fund IV, Ltd.
James J. Joseph, Trustee
2029 Century Park East, 3rd Floor                         Report Number : 17             Page 1 of 3
Los Angeles, CA  90067
-------------------------------------------
Chapter 11 Case No. SA 98 27105 RA                        For the Period From : 05/01/00 to 05/31/00
====================================================================================================

1.   Profit and Loss Statement
     A.   Related to Business Operations
          Gross Sales / Rents                                                      67,043.54
                                                                                ------------
          Less :   Sales Returns and Discounts                                          0.00
                                                                                ------------
               Net Sales                                                                         67,043.54
                                                                                              ------------
          Less :   Cost of Goods Sold
                   Collection Costs                                                     0.00
                                                                                ------------
                   Commissions, Escrow Fees & Closing Costs                             0.00
                                                                                ------------
          Less :   Ending Inventory at Cost                                             0.00
                                                                                ------------
               Cost of Goods Sold                                                                     0.00
                                                                                              ------------
                   Gross Profit                                                                                67,043.54
                                                                                                            ------------
                   Other Operating Revenues                                                                         0.00
                                                                                                            ------------
          Less :   Operating Expenses:
               Officer Compensation                                                     0.00
                                                                                ------------
               Salaries and Wages -                                                     0.00
                                                                                ------------
                   Total Salaries and Wages                                                           0.00
                                                                                              ------------
                   Employee Benefits and Pensions                                                     0.00
                                                                                              ------------
               Payroll Taxes                                                            0.00
                                                                                ------------
               Real Estate Taxes                                                        0.00
                                                                                ------------
               Federal and State Income Taxes                                           0.00
                                                                                ------------
                   Total Taxes                                                                        0.00
                                                                                              ------------
               Rent and Lease Exp.(Real Property and Personal Property)                 0.00
                                                                                ------------
               Interest Expense (Mortgage, Loan, Etc.)                                  0.00
                                                                                ------------
               Insurance                                                                0.00
                                                                                ------------
               Automobile Expenses                                                      0.00
                                                                                ------------
               Utilities (Gas, Electricity, Water, Telephone, Etc.)                     0.00
                                                                                ------------
               Depreciation and Amortization                                            0.00
                                                                                ------------
               Repairs and Maintenance                                                  0.00
                                                                                ------------
               Advertising                                                              0.00
                                                                                ------------
               Supplies-Office Expenses, Photocopies, Etc.                              0.00
                                                                                ------------
               Bad Debts                                                                0.00
                                                                                ------------
               Miscellaneous Operating Expenses (See Attached)                     10,553.35
                                                                                ------------
                   Total Operating Expenses                                                                    10,553.35
                                                                                                            ------------

                        Net Gain / Loss from Business Operations                                               56,490.19
                                                                                                            ------------


     B.   Not Related to Business Operations
          Income :
               Interest Income                                                                   31,131.77
                                                                                              ------------
               Other Non-Operating Revenues (Specify)                                                 0.00
                                                                                              ------------
               Gross Proceeds on Sale of Assets                                         0.00
                                                                                ------------
               Less :   Original Cost of Assets plus Expenses of Sale                   0.00
                                                                                ------------
                        Net Gain / Loss of Sale of Assets                                             0.00
                                                                                              ------------
               Total Non-Operating Income                                                                      31,131.77
                                                                                                            ------------
           Expenses Not Related to Business Operations:
               Legal and Professional Fees/Costs (See Section 7 - Professional Fees)                  0.00
                                                                                              ------------
               Other Non-Operating Expenses (U.S. Trustee Funds)                                  1,250.00
                                                                                              ------------
                        Total Non-Operating Expenses                                                            1,250.00
                                                                                                            ------------

     NET INCOME / LOSS FOR PERIOD                                                                              86,371.96
                                                                                                            ============

================================================================================
                                OPERATING REPORT
================================================================================

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       CHAPTER 11 TRUSTEE OPERATING REPORT NO : 17            PAGE 2 OF 3
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2. Aging of Accounts Payable and Accounts Receivable (exclude pre-petition accounts payable) :

                       =================  =========================
                       ACCOUNTS PAYABLE     ACCOUNTS RECEIVABLE
                       =================  =========================
    Current - 30 Days  $            0.00  $                    0.00
                       -----------------  -------------------------
 Overdue 31 - 60 Days  $            0.00  $                    0.00
                       -----------------  -------------------------
 Overdue 61 - 90 Days  $            0.00  $                    0.00
                       -----------------  -------------------------
Overdue 91 - 120 Days  $            0.00  $                    0.00
                       -----------------  -------------------------
Overdue Over 120 Days  $            0.00  $                    0.00
                       =================  =========================
TOTAL                  $            0.00  $                    0.00
                       =================  =========================
                                          Includes Pre-Petition A/R

3.   Statement of Status of Payments to Secured Creditors and Lessors :

============================================================================
                FREQUENCY                                 POST-PETITION
             OF PAYMENT PER    AMOUNT    NEXT          PAYMENTS NOT MADE *
CREDITOR /  CONTRACT / LEASE   OF EACH  PAYMENT
LESSOR      (I.E., MO., QTR.)  PAYMENT    DUE          NUMBER         AMOUNT
==========  =================  =======  =======  ===================  ======

----------  -----------------  -------  -------  -------------------  ------

----------  -----------------  -------  -------  -------------------  ------

----------  -----------------  -------  -------  -------------------  ------

============================================================================

4.   Tax Liability
          Gross Payroll Expenses for Period :              $0.00
                                                           ----------------
          Gross Sales for Period Subject to Sales Tax :    $0.00
                                                           ----------------

                                       ===========================================================
                                       DATE PAID  AMOUNT PAID *   POST-PETITION TAXES STILL OWING
                                       =========  ==============  ================================
Federal Payroll and Withholding Taxes             $         0.00
State Payroll and Withholding Taxes               $         0.00  $                           0.00
                                       ---------  --------------  --------------------------------
Real Property Taxes                               $         0.00  $                           0.00
                                                  $         0.00  $                           0.00
                                       ---------  --------------  --------------------------------
                                                  $         0.00  $                           0.00
                                                  $         0.00  $                           0.00
                                       ---------  --------------  --------------------------------
                                                  $         0.00  $                           0.00

                                       ===========================================================
                                       *    Attach photocopies of depository receipts from taxing
                                            authorities or Financial institutions to verify that
                                            such deposits have been made.

5.   Insurance Coverage

                            ==============================================================
                            CARRIER / AGENT NAME  AMOUNT OF      POLICY       PREMIUM PAID
                                                  COVERAGE   EXPIRATION DATE  THROUGH DATE
                            ====================  =========  ===============  ============
Worker's Compensation       Not Applicable
                            --------------------  ---------  ---------------  ------------
Liability                   Not Applicable
                            --------------------  ---------  ---------------  ------------
Fire and Extended Coverage  Not Applicable
                            --------------------  ---------  ---------------  ------------
Property
Building Contents           Not Applicable
                            --------------------  ---------  ---------------  ------------
Flood                       Not Applicable
                            --------------------  ---------  ---------------  ------------
Earthquake                  Not Applicable
                            --------------------  ---------  ---------------  ------------
Business Income             Not Applicable
                            --------------------  ---------  ---------------  ------------
Boiler / Property Damage    Not Applicable
                            ==============================================================

================================================================================
       CHAPTER 11 TRUSTEE OPERATING REPORT NO : 17            PAGE 3 OF 3
================================================================================

6.   Questions:

     A. Has the Trustee provided compensation to any officers, directors, shareholders, or other principals without the approval of the Office of the United States Trustee?

                  :     Yes     Explain:
              ---                       ----------------------------------------
               XX :     No
              ---

     B. Has the Trustee subsequent to the filing of the petition, made any payments on its pre-petition unsecured debt, except as have been authorized by the Court?

                  :     Yes     Explain:
              ---                       ----------------------------------------
               XX :     No
              ---

7.   Statement  of  Unpaid  Professional Fees (Post-Petition Amounts Only) :

=======================================================================================
NAME OF PROFESSIONAL   STATE TYPE OF PROFESSIONAL     TOTAL POST-PETITION AMOUNT UNPAID
                      (ATTORNEY, ACCOUNTANT, ETC.)       CURRENT        TOTAL TO DATE
====================  ============================  =================  ================

--------------------  ----------------------------  -----------------  ----------------

--------------------  ----------------------------  -----------------  ----------------

--------------------  ----------------------------  -----------------  ----------------

--------------------  ----------------------------  -----------------  ----------------

=======================================================================================

8. Narrative Reports of Significant Events and Events out of the Ordinary Course of Business: (Attach separate sheet if necessary)

9. Quarterly Fees: (This Fee must be paid to the United States Trustee every Calendar quarter)

==========================================================================================================
QUARTERLY PERIOD  TOTAL DISBURSEMENTS   QUARTERLY FEE   DATE PAID  AMOUNT PAID   CHECK NO.  QUARTERLY FEE
     REPORTS          PER QUARTER                                                            STILL OWING
================  ====================  ==============  =========  ============  =========  ==============

12/31/98          $               0.00  $       250.00   01/27/99  $     250.00      10001  $         0.00
----------------  --------------------  --------------  ---------  ------------  ---------  --------------
03/31/99          $          73,884.00  $       500.00   04/21/99  $     500.00      10006  $         0.00
----------------  --------------------  --------------  ---------  ------------  ---------  --------------
06/30/99          $         519,356.75  $     3,750.00   07/23/99  $   3,750.00      10013  $         0.00
----------------  --------------------  --------------  ---------  ------------  ---------  --------------
09/30/99          $         400,673.00  $     3,750.00   10/28/99  $   3,750.00      10014  $         0.00
----------------  --------------------  --------------  ---------  ------------  ---------  --------------
12/31/99          $         693,765.00  $     3,750.00   01/27/00  $   3,750.00      10015  $         0.00
----------------  --------------------  --------------  ---------  ------------  ---------  --------------
03/31/00          $         163,473.00  $     1,250.00   05/19/00  $   1,250.00      10018
----------------  --------------------  --------------  ---------  ------------  ---------  --------------

----------------  --------------------  --------------  ---------  ------------  ---------  --------------

==========================================================================================================

I, James J. Joseph, Trustee, declare under penalty of perjury that the information contained in the above Trustee Operating Report is true and complete to the best of my knowledge.
Note: The Trustee and his professionals are presently working on a motion to allocate among debtors. Pending that, all entries on this Operating Statement are for information only.


           Date:   6/22/00                        /s/ James J. Joseph
                 -------------------       -------------------------------------
                                                  James J. Joseph, Trustee

Performance Asset Management Fund IV, Ltd.

James J. Joseph, Trustee

2029 Century Park East

3rd Floor

Los Angeles, CA 90067



Chapter 11 Case No. SA 98-27105 RA

Operating Report # 17                     From :  05/01/00
                                            To :  05/31/00



Schedule of Miscellaneous Operating Expenses
--------------------------------------------

------------------------------------  ---------------------------  --------------  -------------
               EXPENSE                        VENDOR                   AMOUNT          TOTAL
------------------------------------  ---------------------------  --------------  -------------

RE:BOND PREMIUM PAYRMENT FROM         PCM(OPERATING)               $     3,718.17  $    3,718.17
PAM TRUSTS

COLLECTION COSTS FOR                  PCM(OPERATING)               $     6,835.18  $    6,835.18
MARCH 2000





                                                                                   =============
                                                                      TOTAL            10,553.35

================================================================================
                                                                     Page 1 of 1
                       OFFICE OF THE UNITED STATES TRUSTEE
                         CENTRAL DISTRICT OF CALIFORNIA
================================================================================

IN RE:                   TRUSTEE INTERIM STATEMENT
PERFORMANCE ASSET MGMT           STATEMENT NUMBER:    017
FUND IV, LTD                  FOR THE PERIOD FROM:    050100
JAMES J. JOSEPH,                               TO:    053100
CHAPTER 11 TRUSTEE
-----------------------

CASE NO. SA 98-27105 RA
=======================

                                                      Operating     30-Day C.D.   Money Market  Money Market
                                                       Account        Account       Account       Account
CASH ACTIVITY ANALYSIS                                14-088-407    426-570-001   6704-559087   14-088-679
                                                      ------------  ------------  -----------  -------------
A.  Total Receipts Per All Prior Interim
      Statements . . . . . . . . . . . .   . . . . .  1,140,287.60    823,854.21   654,976.41  11,154,684.15
                                                      ------------  ------------  ------------ -------------
B.  Less : Total Disbursements Per All
      Prior Interim Statements . . . . .   . . . . .  1,140,187.60    823,854.21   654,976.41   2,013,767.09
                                                      ------------  ------------  -----------  -------------
C.  Beginning Balance. . . . . . . . . .   . . . . .        100.00          0.00         0.00   9,140,917.06
                                                      ============  ============  ===========  =============
D.  Receipts During Current Period

              Per Attached Schedule. . .   . . . . .      1,250.00          0.00         0.00     100,175.31

              Total Receipts . . . . . .   . . . . .      1,250.00          0.00         0.00     100,175.31
                                                      ------------  ------------  -----------  -------------
E.  Balance Available. . . . . . . . . .   . . . . .      1,350.00          0.00         0.00   9,241,092.37
                                                      ------------  ------------  -----------  -------------
F.  Less : Disbursements During Period

              Per Attached Schedule. . .   . . . . .      1,250.00          0.00         0.00      11,803.35

              Total Disbursements. . . .   . . . . .      1,250.00          0.00         0.00      11,803.35
                                                      ============  ============  ===========  =============
G.  Ending Balance                                          100.00          0.00         0.00   9,229,289.02
                                                      ============  ============  ===========  =============
H.  Disbursements for Quarterly Fees . .   . . . . .      1,250.00          0.00         0.00           0.00
                                                      ============  ============  ===========  =============
                                                                   ACCOUNT CLOSED ACCOUNT CLOSED
                                                                   02/22/00       03/01/99

I.   (1)  Operating  Account  :
          (a)  Imperial  Bank,  9757  Wilshire  Blvd.,  Beverly  Hills,  CA  90212
          (b)  Account Number:  14-088-407
     (2)  30-Day  C.D.
          (a)  Imperial  Bank,  9757  Wilshire  Blvd.,  Beverly  Hills,  CA  90212
          (b)  Account  Number:  426-570-001
     (3)  Money  Market  Account
          (a)  Wells  Fargo,  1661  No.  Raymond,  Anaheim,  CA  92801
          (b)  Account Number:  6704-559087
     (4)  Money  Market  Account
          (a)  Imperial  Bank,  9757  Wilshire Blvd.,  Beverly  Hills,  CA  90212
          (b)  Account  Number:  14-088-679


          BOND:  $12,000,000.00
BANKRUPTCY JUDGE : HON. ROBERT W. ALBERTS

I, James J. Joseph, declare under penalty of perjury that the information contained in the above Interim Statement is true and complete to the best of my knowledge.

Dated:  6/22/00                   Signed:  /s/ James J. Joseph
----------------------------      ----------------------------------------------
                                               James J. Joseph, Trustee


================================================================================

CASE NAME : PERFORMANCE ASSET MGMT FUND IV LTD
CASE NUMBER : SA 98-27105 RA

            STATEMENT NUMBER:   017
RECEIPTS FOR THE PERIOD FROM:   050100
                          TO:   053100
OPERATING ACCOUNT # 14-088-407                                             AMOUNT
---------------------------------------------------------------------------------
05/19-MONEYAMRKET               TRANSFER FOR A/P                         1,250.00






                                                                    -------------
                                                           TOTAL         1,250.00
                                                                    =============

CASE NAME : PERFORMANCE ASSET MGMT FUND IV, LTD
CASE NUMBER : SA 98-27105 RA

                 STATEMENT NUMBER:   017
DISBURSEMENTS FOR THE PERIOD FROM:   050100
                               TO:   053100
OPERATING ACCOUNT # 14-088-407                                                   CHECK
NAME OF PAYEE                        DESCRIPTION                      AMOUNT     NUMBER  DATE
-------------------------------------------------------------------------------------------------
US TRUSTEE                           QUARTER# 1 2000                  1,250.00   10018   05/19/00







                                                                   -----------
                                                          TOTAL       1,250.00
                                                                   ===========

CASE NAME : PERFORMANCE ASSET MGMT FUND IV
CASE NUMBER : SA 98-27105
            STATEMENT NUMBER:       017
RECEIPTS FOR THE PERIOD FROM:       050100
                          TO:       053100
30-Day C.D. Account #4265-570-001                             AMOUNT
--------------------------------------------------------------------





                                                         -----------
                                                TOTAL           0.00
                                                         ===========

CASE NAME : PERFORMANCE ASSET MGMT FUND IV
CASE NUMBER : SA 98-27105 RA

                 STATEMENT NUMBER:      017
DISBURSEMENTS FOR THE PERIOD FROM:      050100
                               TO:      053100
30-Day C.D. Account # 426-570-001                            CHECK
NAME OF PAYEE                           DESCRIPTION  AMOUNT  NUMBER  DATE
-------------------------------------------------------------------------






                                                  ---------
                                       TOTAL           0.00
                                                  =========

CASE NAME : PERFORMANCE ASSET MGMT FUND IV
CASE NUMBER : SA 98-27105
            STATEMENT NUMBER:       017
RECEIPTS FOR THE PERIOD FROM:       050100
                          TO:       053100
MONEY MARKET ACCOUNT 6704-559087                           AMOUNT
-----------------------------------------------------------------






                                                      -----------
                                             TOTAL           0.00
                                                      ===========

CASE NAME : PERFORMANCE ASSET MGMT FUND IV
CASE NUMBER : SA 98-27105 RA

                 STATEMENT NUMBER:     017
DISBURSEMENTS FOR THE PERIOD FROM:     050100
                               TO:     053100
MONEY MARKET ACCOUNT 6704-559087                                              CHECK
NAME OF PAYEE                          DESCRIPTION                AMOUNT      NUMBER  DATE
----------------------------------------------------------------------------------------------







                                                                  ----------
                                                       TOTAL            0.00
                                                                  ==========

CASE NAME : PERFORMANCE ASSET MGMT FUND, IV, LTD
CASE NUMBER : SA 98 27105 RA
            STATEMENT NUMBER:       017
RECEIPTS FOR THE PERIOD FROM:       050100
                          TO:       053100
MONEY MARKET ACCOUNT # 14-088-679                                                     AMOUNT
--------------------------------------------------------------------------------------------
05/09-WIRE ACCOUNT                  PRS PORFOLIO PURCHASE                          37,507.03
05/09-WIRE ACCOUNT                  DJC, INC. PORFOLIO PURCHASE                       961.17
05/09-WIRE ACCOUNT                  DJC, INC. PORFOLIO PURCHASE                    13,394.34
05/09-WIRE ACCOUNT                  AMERIACN NATIONAL CORP. PORT. PURCHASE          1,093.17
05/09-WIRE ACCOUNT                  FIRST NATIONAL ACCEPTANCE PORT. PURCHASE        1,064.13
05/19-SUSPENSE ACCOUNT              CHASE MANHATTAN BUYBACK                           276.88
05/22-SUSPENSE ACCOUNT              CHASE MANHATTAN BUYBACK                         3,667.77
05/22-SUSPENSE ACCOUNT              CHASE MANHATTAN BUYBACK                         4,334.29
05/22-WIRE ACCOUNT                  FIRST NATIONAL ACCEPTANCE COMPANY PORT. PUR.    4,744.76
05/31-IMPERIAL BANK                 MAY INTEREST                                   33,131.77



                                                                                ------------
                                                                      TOTAL       100,175.31
                                                                                ============

CASE NAME : PERFORMANCE ASSET MGMT FUND, IV, LTD
CASE NUMBER : SA 98 27105 RA

                 STATEMENT NUMBER:     017
DISBURSEMENTS FOR THE PERIOD FROM:     050100
                               TO:     050100
MONEY MARKET ACCOUNT # 14-088-679                                                               CHECK
NAME OF PAYEE                          DESCRIPTION                                  AMOUNT      NUMBER  DATE
----------------------------------------------------------------------------------------------------------------
PCM(OPERATING)                         RE: BOND PREMIUM PAYMENT FROM PAM TRUSTS      3,718.17   TSF     05/08/00
MONEYMARKET                            TRANSFER FOR A/P                              1,250.00   TSF     05/19/00
PCM(OPERATING)                         COLLECTION COSTS FOR MARCH 2000               6,835.18   TSF     05/25/00





                                                                                   ----------
                                                                         TOTAL      11,803.35
                                                                                   ==========